UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Series D Preferred Stock, no par value	WTFCM	The NASDAQ Global Select Market
Series E Preferred Stock, no par value	WTFCP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Company’s shareholders (i) elected all fourteen of the Company’s director nominees, (ii) approved an advisory (non-binding) proposal approving the Company’s 2022 executive compensation as described in the Company’s proxy statement, (iii) approved an advisory (non-binding) basis proposal approving the frequency of future shareholder advisory votes on executive compensation, and (iv) ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2023. The results of the vote at the Annual Meeting were as follows:
Proposal No. 1 — Election of Directors

	Votes For		Votes Against	Abstentions	Broker Non-Votes
Elizabeth H. Connelly	50,573,699		1,235,384	22,919	2,355,711
Timothy S. Crane	51,248,987		558,094	24,921	2,355,711
Peter D. Crist	47,825,451		3,950,613	55,938	2,355,711
William J. Doyle	50,675,780		1,129,495	26,727	2,355,711
Marla F. Glabe	51,298,401		509,694	23,907	2,355,711
H. Patrick Hackett, Jr.	50,028,929		1,739,577	63,496	2,355,711
Scott K. Heitmann	50,283,177		1,494,799	54,026	2,355,711
Brian A. Kenney	51,622,068		176,532	33,402	2,355,711
Deborah L. Hall Lefevre	50,890,459	q	896,738	44,805	2,355,711
Suzet M. McKinney	49,894,690		1,912,814	24,498	2,355,711
Gary D. “Joe” Sweeney	51,089,531		715,652	26,819	2,355,711
Karin Gustafson Teglia	50,383,941		1,424,500	23,561	2,355,711
Alex E. Washington, III	51,332,332		453,492	46,178	2,355,711
Edward J. Wehmer	50,366,807		1,434,452	30,743	2,355,711
Proposal No. 2 — Advisory Vote on 2022 Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,251,584	2,498,827	81,591	2,355,711
Proposal No. 3 — Advisory Vote on the frequency of future shareholder advisory votes on executive compensation

Every One Year	Every Two Years	Every Three Years	Abstentions
48,914,979	12,676	2,876,133	28,214

Proposal No. 4 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,556,132	2,575,932	55,649	—

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, General Counsel and Corporate Secretary
Date: May 30, 2023
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